SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant /X/

                 Filed by a Party other than the Registrant / /

                           Check the appropriate box:
                         / / Preliminary Proxy Statement
         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                         /X/ Definitive Proxy Statement
                       / / Definitive Additional Materials
                 / / Soliciting Material Pursuant to Rule 14a-12

                        RICHTON INTERNATIONAL CORPORATION
          -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
          -------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than the
                                   Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              / / No fee required.
  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
               /X/ Fee paid previously with preliminary materials:
                             Amount Previously Paid:
                                   $30,860.90

          -------------------------------------------------------------
                  Form, Schedule or Registration Statement No.:
                            Form S-4 (No. 333-65070)
          -------------------------------------------------------------
                                  Filing Party:
                                 Deere & Company

          -------------------------------------------------------------
          Date Filed:
          July 13, 2001
          -------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

As filed with the Commission on September 24, 2001
--------------------------------------------------------------------------------

      Richton International Corporation has adjourned a Special Meeting of Stockholders, originally scheduled for Tuesday, September 25, 2001, at 11:00 a.m. until Tuesday, October 2, 2001, at 10:00 a.m.

      Copies of the letter to stockholders and the election instruction letter, relating to the above-described action are attached as exhibits to this report and are incorporated herein by reference.

Exhibit Number      Description

99.1 Letter to Stockholders, dated September 21, 2001, informing them of the adjournment of the Special Meeting originally scheduled for September 25, 2001.

99.2 Instruction Letter, dated September 21, 2001, advising stockholders how to properly elect to receive cash or stock.

99.3  New Election Form/Letter of Transmittal

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Richton International Corporation

                              By: /s/ Cornelius F. Griffin
                                  -------------------------------
                                    Name:  Cornelius F. Griffin
                                    Title: Chief Financial Officer

Dated: September 24, 2001

                                 EXHIBIT INDEX

Exhibit Number      Description

99.1 Letter to Stockholders, dated September 21, 2001, informing them of the adjournment of the Special Meeting originally scheduled for September 25, 2001.

99.2 Instruction Letter, dated September 21, 2001, advising stockholders how to properly elect to receive cash or stock.

99.3  New Election Form/Letter of Transmittal